                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [ ]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  BTG, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                                   (BTG LOGO)

                                   BTG, INC.
                            3877 FAIRFAX RIDGE ROAD
                            FAIRFAX, VIRGINIA 22030

                                                                   July 20, 2001

Dear Shareholder:

     You are cordially invited to attend the 2001 annual meeting of BTG, Inc. on Thursday, August 30, 2001, at 10:00 a.m. at the company's headquarters, 3877 Fairfax Ridge Road, Fairfax, Virginia, 22030.

     At this meeting, you will be asked to vote, in person or by proxy, on the following matters: (i) the election of four directors; (ii) approval of an amendment to the company's Amended and Restated Employee Stock Purchase Plan;
(iii) approval of an amendment to the company's Amended and Restated Directors Stock Option Plan; (iv) ratification of the appointment of BTG's independent auditors; and (v) any other business as may properly come before the meeting. The official Notice of Meeting, proxy statement, and form of proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the proxy statement.

     It is important that your shares be represented at the annual meeting, whether or not you are personally able to attend. You are urged to complete, sign, and mail the enclosed proxy card as soon as possible.

                                          Sincerely,

                                          /S/ EDWARD H. BERSOFF

                                          Edward H. Bersoff
                                          Chairman of the Board, President, and
                                          Chief Executive Officer

                                   BTG, INC.
                            3877 FAIRFAX RIDGE ROAD
                            FAIRFAX, VIRGINIA 22030
                                 (703) 383-8000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 30, 2001

     NOTICE IS HEREBY GIVEN that the 2001 annual meeting of shareholders of BTG, Inc. will be held on Thursday, August 30, 2001, at 10:00 a.m. at the company's headquarters, 3877 Fairfax Ridge Road, Fairfax, Virginia 22030, for the following purposes:

     1) To elect three directors, each for a three-year term, and to elect one director for a one-year term;

     2) To approve an amendment to the company's Amended and Restated Employee Stock Purchase Plan;

     3) To approve an amendment to the company's Amended and Restated Directors Stock Option Plan;

     4) To ratify the appointment of Deloitte & Touche LLP as the company's independent auditors for the fiscal year ending March 31, 2002; and

     5) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Pursuant to BTG's bylaws, the Board of Directors has fixed July 6, 2001 as the record date for the annual meeting. Only shareholders of record on that date will be entitled to notice of, and to vote at, the annual meeting or any adjournments thereof.

     In the event that there are not sufficient votes for a quorum or to approve any one or more of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by BTG.

                                          By order of the Board of Directors of
                                          BTG, Inc.

                                          /S/ EDWARD H. BERSOFF

                                          Edward H. Bersoff
                                          Chairman of the Board, President, and
                                          Chief Executive Officer

Fairfax, Virginia
July 20, 2001

                                   BTG, INC.
                            3877 FAIRFAX RIDGE ROAD
                            FAIRFAX, VIRGINIA 22030

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                AUGUST 30, 2001

               SOLICITATION, VOTING, AND REVOCABILITY OF PROXIES

     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are being furnished to the shareholders of BTG, Inc. ("BTG" or the "Company"), a Virginia corporation, in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting of shareholders for the Company's fiscal year ending March 31, 2001 ("2001 fiscal year" or "the fiscal year") and any adjournments thereof. The meeting will be held on Thursday, August 30, 2001, at 10:00 a.m. at the headquarters of the Company, 3877 Fairfax Ridge Road, Fairfax, Virginia.

     If the enclosed form of proxy is properly executed and returned to BTG in time to be voted at the annual meeting, the shares it represents will be voted in accordance with its instructions. PROXIES THAT ARE SIGNED BUT NOT MARKED WILL BE VOTED: (I) FOR THE ELECTION OF EACH OF THE FOUR NOMINEES OF THE BOARD OF DIRECTORS TO SERVE AS DIRECTORS, THREE OF WHOM WILL EACH SERVE FOR A THREE-YEAR TERM AND ONE OF WHOM WILL SERVE FOR A ONE-YEAR TERM; (II) FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN;
(III) FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED DIRECTORS STOCK OPTION PLAN; AND (IV) FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2002. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, PROXIES WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS. BTG is not aware of any such matters that are proposed to be presented at its annual meeting.

     The Company will bear the cost of soliciting proxies, in the form enclosed herewith. In addition to using the mail, BTG's directors, officers, and regular employees may solicit proxies personally, by telephone, telegram, or otherwise, without receiving extra remuneration. BTG may request persons, firms, and corporations holding shares in their name or in the names of their nominees, which shares are beneficially owned by others, to send proxy materials to and obtain proxies from the beneficial owners, and will reimburse the holders for their reasonable expenses in doing so. It is anticipated that this proxy statement will be mailed to shareholders on or about July 23, 2001.

     The securities which can be voted at the annual meeting consist of shares of common stock of BTG. Each share entitles its owner to one vote on each matter presented to the shareholders. The Board of Directors has fixed July 6, 2001 as the record date for the determination of shareholders entitled to vote at the annual meeting. On the record date, there were approximately 265 record holders of common stock, and the number of shares outstanding as of that date was 8,911,158. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum at the annual meeting. Shareholders' votes will be tabulated by a representative of First Union National Bank of North Carolina, which has been appointed by the Board of Directors to act as inspector of election for the annual meeting. Under Virginia corporate law and BTG's bylaws, directors are elected by a plurality of votes cast. Abstentions and broker non-votes have no effect on the vote for nominees for directors. With respect to the other matters subject to vote, broker non-votes will have no effect, however, abstentions will be treated as if a no vote was cast on those matters.

     A shareholder's presence at the annual meeting will not automatically revoke that shareholder's proxy. However, a shareholder may revoke a proxy at any time prior to its exercise by filing with the Secretary of BTG a written notice of revocation, by delivering to BTG a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person.

                            ------------------------

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

     The Board of Directors previously consisted of seven members. On March 13, 2001, the Board voted to increase the number of directors to eight, and elected Mr. Neal B. Freeman to serve as the eighth director until the annual meeting for fiscal 2001. Directors serve three-year terms, which are staggered to provide for the election of approximately one-third of the Board of Directors each year. At the annual meeting, Alan Merten, Ronald Turner, and Earle Williams each will be nominated for three-year terms to continue in their positions as Class III directors. Mr. Neal B. Freeman will be nominated as a Class II director for a one-year term expiring at the annual meeting for fiscal 2002. Unless otherwise instructed on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of the nominee directors listed below. The Board of Directors believes that each nominee will stand for election and will serve if elected. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, proxies will be voted by the proxy holders for the election of such other person or persons as the Board of Directors may recommend. There is no cumulative voting for election of directors. Assuming the presence of a quorum at the annual meeting, the three individuals receiving the largest number of votes in Class III will be elected in that class, and the individual receiving the largest number of votes in Class II will be elected in that class.

INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

     Set forth below is certain information about the Board of Directors' nominees for election as directors at the annual meeting, and other directors whose terms do not expire until subsequent annual meetings.

NOMINEES FOR DIRECTOR

                                                                                  FOR TERM
                     NAME                        AGE   POSITION  DIRECTOR SINCE  EXPIRING IN
                     ----                        ---   --------  --------------  -----------
CLASS II:
Neal B. Freeman................................  61    Director       2001          2002
CLASS III:
Alan G. Merten.................................  59    Director       1996          2004
Ronald L. Turner...............................  54    Director       1995          2004
Earle C. Williams..............................  71    Director       1998          2004

     Neal B. Freeman has served as Chairman and Chief Executive Officer of The Blackwell Corporation, a media production and strategic communications firm, since 1981. He also serves as Chairman, Foundation Management Institute, Advisory Board Chair of the investment firm Train Babcock Advisors, Director, National Review, Inc., and Board of Visitors, Institute on Political Journalism, Georgetown University.

     Alan G. Merten has been the President of George Mason University since 1996. From 1989 until accepting that position, he served as Dean of the Johnson Graduate School of Management at Cornell University. Dr. Merten currently serves on the Boards of Smith Barney Citi Mutual Funds, Re-route.com, Inc., and Comshare, Inc.

     Ronald L. Turner is currently Chairman, President and Chief Executive Officer of Ceridian Corporation, an information services company. He was named Chairman and Chief Executive Officer in 2000 and has served as President since 1998. From 1993 to 1997 he served as the President and Chief Executive Officer of Computing Devices International, a defense electronics business that was sold by Ceridian Corporation in 1997. From 1987 to 1993, he served as President and Chief Executive Officer of GEC-Marconi Electronic Systems Division. Mr. Turner also currently serves as a Director of Ceridian Corporation and FLIR Systems, Inc.

     Earle C. Williams served as President and Chief Executive Officer of BDM International, Inc. from 1972 until his retirement in 1992 and as a Director of that company from 1972 through 1997. Mr. Williams is presently a member of the Board of Directors of Duratek, Inc. and Dimensions International, Inc., and until the end of May 2001, he was a Director of The Parsons Corporation. He is also a Director of the Wolftrap Foundation for the Performing Arts and the Auburn University Foundation.
                            ------------------------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ITS NOMINEES FOR DIRECTORS. YOUR PROXY WILL BE VOTED FOR THESE NOMINEES UNLESS YOU SPECIFY OTHERWISE.
                            ------------------------

CONTINUING DIRECTORS

                                                                                     FOR TERM
              NAME                 AGE          POSITION           DIRECTOR SINCE   EXPIRING IN
              ----                 ---   -----------------------   --------------   -----------
Edward H. Bersoff................  58    Chairman, President,           1982           2003
                                         and Chief Executive
                                         Officer
Ruth M. Davis....................  72    Director                       1986           2002
Raymond T. Tate..................  77    Director                       1988           2002
Donald M. Wallach................  66    Director                       1982           2003

     Edward H. Bersoff has served as President, Chief Executive Officer, and Chairman of the Board of Directors since founding BTG in 1982. From 1975 until 1982, he was employed by CTEC, Inc., a provider of systems integration services, serving first as Vice President, then Executive Vice President, and later as President. Previously, he was employed by Logicon, Inc., a provider of advanced technology systems and services to national security, civil, and industrial clients, and by the National Aeronautics and Space Administration in Cambridge, Massachusetts. Dr. Bersoff serves as a Director of Phillips International, Inc., a publishing firm, and Transcrypt International, Inc., a telecommunications company. He also serves as a Director of Re-route.com, Inc., DOAR Communications, Inc., and Omni-Vista, Inc., and until June 2000 was a Director of Edutest, Inc. He is the husband of Marilynn D. Bersoff, Corporate Secretary of BTG.

     Ruth M. Davis has served since 1981 as President and Chief Executive Officer of the Pymatuning Group, Inc., which specializes in technology management. Dr. Davis also currently serves on the Board of Varian Semiconductor Equipment Associates, Inc. Dr. Davis also has served on the Boards of Air products & Chemicals, Consolidated Edison Co., Sprint, Ceridian, Principal Financial Group, and Tupperware. In December 2000, she retired as Chair of The Aerospace Corporation. She served as Assistant Secretary of Energy for Resource Applications from 1979 to 1981 and as Deputy Undersecretary of Defense for Research and Advanced Technology from 1977 to 1979.

     Raymond T. Tate has served since 1979 as President of Raymond Tate Associates, Inc., a technology consulting firm, and since November 1996 as Chairman and Chief Executive Officer of the Windermere Group, Inc., a technology company in commercial communications and systems security. From July 1995 to October 1996, he served as Chairman of the Board, President, and Chief Executive Officer of Ashton Technology Group, Inc., a technology company primarily involved in financial transactions and neural network research and development activities. He is a former Deputy Assistant Secretary of the Navy and a former Deputy Director of the National Security Agency.

     Donald M. Wallach has served since 1965 as the President of Wallach Associates, Inc., a professional recruiting and employment counseling firm which recruits primarily executive and technical professionals in the fields of defense, electronics, intelligence, computer science, and information technology.

CORPORATE GOVERNANCE AND OTHER MATTERS

     The Board of Directors acts as the nominating committee to select nominees for election as directors. BTG's bylaws permit shareholders eligible to vote at the annual meeting to make nominations for directors, but only if such nominations are made pursuant to timely notice in writing to the Secretary of BTG. The bylaws also permit shareholders to propose other business to be brought before an annual meeting, provided that such proposals are made pursuant to timely notice in writing to the Secretary of BTG. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of BTG no later than 90 days prior to the anniversary date of the immediately preceding annual meeting. A shareholder's notice of nomination also must set forth certain information specified in Section 2.3.6 of BTG's bylaws concerning both the nominating shareholder and each person the shareholder proposes to nominate for election. No such nominations have been received in connection with this annual meeting.

     During fiscal 2001, the members of the Organization and Compensation Committee of the Board of Directors (the "Compensation Committee") were Messrs. Wallach (chair), Tate, and Freeman, and Dr. Merten, all of whom are non-employee directors. The Compensation Committee has authority over, and performs all the duties related to, compensation of management, including determining policies and practices, changes in compensation and benefits for management, determination of employee benefits, and all other matters relating to employee compensation, including administering the 1995 Employee Stock Option Plan (the "Employee Option Plan"). The Compensation Committee met two times during fiscal 2001.

     The members of the Audit Committee of the Board of Directors during fiscal 2001 were Dr. Davis (chair) and Messrs. Williams and Turner, all of whom are non-employee directors. The Audit Committee, among other things, makes recommendations concerning the engagement of independent auditors, reviews the results and scope of the annual audit and other services provided by BTG's independent auditors, and reviews the adequacy of the Company's internal accounting controls. In fiscal 2001, the Audit Committee met four times, in order to review the Company's quarterly results of operations. The Audit Committee also serves as the Board's conduit for direct contact with the Company's independent auditors. The Committee met with the independent auditors four times during the past fiscal year.

     The Board of Directors held eight meetings during fiscal 2001. No incumbent director, except Mr. Turner, attended fewer than 75 percent of the total number of meetings of the Board of Directors and committees on which he or she served. Mr. Turner attended five of the eight Board meetings and two of the four meetings of the Audit Committee.

COMPENSATION OF DIRECTORS

  Payments and Fees

     For fiscal 2001, non-employee directors each received quarterly payments of $5,000 ($5,375 for committee chairs), and fees of $2,000 per Board of Directors meeting and $1,000 per committee meeting attended, subject to an annual maximum payment of $36,000 ($37,500 for committee chairs) to each director. Attendance via telephone was compensated at one-half the normal meeting rate. The directors also received reimbursement for reasonable travel expenses incurred in attending meetings.

  Stock in Lieu of Fees

     Pursuant to the 1997 Non-Employee Director Stock Purchase Plan, non-employee directors may elect to have their fees as directors retained and used to purchase shares of BTG common stock. Generally, retained fees are accumulated during a twelve-month period commencing on October 1 of each year (the "Accumulation Period"). The purchase price for each share is its fair market value on the first or last trading day of such Accumulation Period, whichever is lower. Under the Plan, 100,000 shares have been set aside for purchase by Directors. Five directors participated in the plan this past year. They received an aggregate of 19,128 shares.

  Stock Options

     Pursuant to the Directors Stock Option Plan (the "Directors Option Plan"), adopted August 30, 1995 (the "Effective Date"), amended effective December 17, 1998, and approved by the shareholders at the annual meeting of September 9, 1999, the Company has set aside 100,000 shares of common stock to be granted to directors who are not officers or employees of BTG (each an "Eligible Director"). On the Effective Date, each Eligible Director was granted an initial option to purchase shares, the number of which varied depending upon each Eligible Director's years of service as a director, as follows: (1) more than seven years of service -- 2,500 shares; (2) between three and seven years of service -- 2,000 shares; (3) between zero and three years of service -- 1,500 shares; and (4) no years of service -- 1,000 shares. In addition, each new Eligible Director is granted an initial option to purchase 2,500 shares as of the date he or she commences service, and each Eligible Director receives an annual grant of options to acquire 2,500 shares. Options are exercisable beginning six months after the grant date. For options granted prior to December 17, 1998, the exercise price is the fair market value of the Company's stock on the grant date. For options granted on or after December 17, 1998, the exercise price is equal to 110% of the stock's fair market value on the grant date. The Directors Option Plan will terminate in 2005, unless terminated at an earlier date by the Board of Directors. During fiscal 2001, no directors exercised options to purchase shares under the Directors Option Plan.

                                  PROPOSAL TWO
       AMENDMENT TO THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors has approved, and is proposing for shareholder approval, an amendment to the Amended and Restated Employee Stock Purchase Plan (the "Purchase Plan"). The purpose of the amendment is to increase the number of shares of Common Stock available for purchase under the Purchase Plan from 400,000 to 600,000. In all other respects, the Purchase Plan, which was approved by the Board on May 26, 1995, and by the shareholders at the annual meeting of August 30, 1995, and which was amended and restated by the Board on June 26, 1996 and approved at a meeting of the shareholders on August 14, 1996, will remain unchanged. As of the last day of the fiscal year, 355,199 shares had been issued under the Purchase Plan.

     The purpose of the Purchase Plan is to enable employees of the Company to purchase, at a discount from market value, and through payroll deduction, shares of Common Stock of BTG. It is believed that this benefits the Company by increasing employees' interest in the Company's growth and success, and by encouraging persons to remain in the employ of the Company.

     Assuming the presence of a quorum, the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the annual meeting is required to approve the amendment to the Purchase Plan. A copy of the Amended and Restated Employee Stock Purchase Plan is attached hereto as Appendix A.
                            ------------------------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE PURCHASE PLAN. YOUR PROXY WILL BE VOTED FOR THIS PROPOSAL UNLESS YOU SPECIFY OTHERWISE.
                            ------------------------

                                 PROPOSAL THREE
       AMENDMENT TO THE AMENDED AND RESTATED DIRECTORS STOCK OPTION PLAN

     The Directors Option Plan, as amended and restated as of December 17, 1998, gives Eligible Directors the right to receive options to purchase shares of the Company's common stock. Those Eligible Directors serving on August 30, 1995, the effective date of the Directors Option Plan, were granted initial options, the number of which varied depending upon each Eligible Director's years of service as a director. Each Eligible Director also is granted an additional option to purchase 2,500 shares each year that the Eligible Director continues in that status. These options are granted on the anniversary of each director's commencement of service. Options are exercisable beginning six months after the date they are granted. The exercise price of such options is 110% of the fair market value of the stock on the grant date. The Directors Option Plan will terminate on August 30, 2005, unless terminated at an earlier date by the Board of Directors.

     The Board of Directors has approved, and is proposing for shareholder approval, amendments to the Directors Option Plan. The amendments will increase, to 5,000, the number of option shares issuable annually to each Eligible Director, and will set a single date for the issuance of such additional options to all the directors. In all other respects, the Directors Option Plan, which was approved by shareholders at the annual meeting of August 14, 1996, and the amendments to which were approved by the shareholders at the annual meeting of September 9, 1999, will remain unchanged. If approved by the shareholders, the currently proposed amendments, as set forth in the Second Amended and Restated Directors Stock Option Plan, attached hereto as Appendix B, will be effective as of May 17, 2001. The Board believes these amendments, which have been proposed in lieu of offering directors any increase in fees or quarterly payments for their services, will foster increased involvement by directors in the affairs of the Company and will align their interests further with the Company's shareholders. In addition, they will provide an additional incentive to attract future directors.

     Assuming the presence of a quorum, the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the annual meeting, is required to approve the amendments to the Directors Option Plan.
                            ------------------------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE DIRECTORS STOCK OPTION PLAN. YOUR PROXY WILL BE VOTED FOR THIS PROPOSAL UNLESS YOU SPECIFY OTHERWISE.
                            ------------------------

                                 PROPOSAL FOUR
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Deloitte & Touche LLP to continue as the Company's independent public accountants for the fiscal year ending March 31, 2002, subject to ratification of such appointment by shareholders at the annual meeting. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting, to have an opportunity to make a statement if he or she desires to do so, and to be available to respond to appropriate questions from shareholders. Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of Deloitte & Touche LLP to audit the books and accounts of BTG for the fiscal year ending March 31, 2002. No determination has been made as to what action the Board of Directors would take if the shareholders do not ratify the appointment.
                            ------------------------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL THREE. YOUR PROXY WILL BE VOTED FOR THIS PROPOSAL UNLESS YOU SPECIFY OTHERWISE.
                            ------------------------

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information regarding beneficial ownership of BTG's common stock as of July 6, 2001 by: (i) each director and nominee for director; (ii) the Chief Executive Officer and the four most highly compensated executive officers serving at the end of the fiscal year, each of whose total annual salary and bonus exceeded $100,000, plus two executive officers who would have been included among those most highly compensated but for the fact that they terminated their employment with the Company during the fiscal year (collectively the "Named Executive Officers"); (iii) all persons known to be beneficial owners of more than 5% of the outstanding common stock; and (iv) all directors and executive officers as a group. Under the rules of the Securities and Exchange Commission ("SEC"), a person is deemed a "beneficial owner" of a security if such person has or shares the power to vote or direct the voting of such security, or the power to dispose or direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities as to which that person has the right to acquire beneficial ownership within 60 days. More than one person may be deemed to be a beneficial owner of the same securities.

                                                          NUMBER OF    PERCENT OF COMMON
                          NAME                             SHARES     STOCK OUTSTANDING(1)
                          ----                            ---------   --------------------
Edward H. Bersoff, Chairman, President, and Chief
  Executive Officer(2)..................................  1,445,579          16.00%
Heartland Advisors, Inc.(3).............................  1,224,200          13.74
Kennedy Capital Management, Inc.(4).....................    691,200           7.76
Wellington Management Co., LLP(5).......................    573,600           6.44
Donald M. Wallach, Director(6)..........................    321,947           3.61
John Littley, III, Senior Vice President(7).............    168,097           1.88
Randall C. Fuerst, Senior Vice President(8).............    133,814           1.49
Linda E. Hill, Senior Vice President(9).................     67,847            *
Leslie A. Rose, Senior Vice President(10)...............     41,339            *
Raymond T. Tate, Director(11)...........................     39,902            *
Robert J. Osterloh, Senior Vice President(12)...........     36,182            *
Alan G. Merten, Director(13)............................     34,468            *
Earle C. Williams, Director(14).........................     31,093            *
Ruth M. Davis, Director(15).............................     27,492            *
Neal B. Freeman, Director...............................     10,000            *
Ronald L. Turner, Director(16)..........................      9,000            *
Alan W. Jackson, Senior Vice President(17)..............      8,580            *
All directors and executive officers as a group (14
  persons)(18)..........................................  2,378,637          25.57

---------------
  *  Represents less than 1%

 (1) Based on the number of shares outstanding on July 6, 2001, plus the number of shares that can be acquired by that person through the exercise of options on or before September 4, 2001.

 (2) Dr. Bersoff's address, and that of the other officers and directors of BTG, is c/o BTG, Inc., 3877 Fairfax Ridge Road, Fairfax, Virginia 22030. The number of shares listed for Dr. Bersoff includes 122,333 shares subject to options exercisable on or before September 4, 2001. It does not include (i) 98,987 shares, and options to acquire 29,000 shares (22,334 of which are exercisable on or before September 4, 2001) owned by Corporate Secretary Marilynn D. Bersoff, Dr. Bersoff's wife; (ii) 2,875 shares owned by Dr. Bersoff's mother; and (iii) 2,875 shares owned by Dr. Bersoff and his brother, as trustees for their mother.

 (3) Heartland Advisors, Inc.'s address is 789 North Water Street, Milwaukee, Wisconsin 53202.

 (4) Kennedy Capital Management, Inc.'s address is 10829 Olive Boulevard, St. Louis, Missouri 63141.

 (5) Wellington Management Company, LLP's address is 75 State Street, Boston, Massachusetts 02109.

 (6) Includes (i) 114,130 shares held in joint tenancy with Mr. Wallach's wife;
     (ii) 55,050 shares held by Wallach Associates, Inc. Employee Profit Sharing Plan Trust, of which Mr. Wallach is the majority participant; and (iii) 10,500 shares subject to options exercisable on or before September 4, 2001. It does not include 1,000 shares owned by Mr. Wallach's wife.

 (7) Includes 100,000 shares owned jointly with Dr. Littley's wife, and 53,367 shares subject to options exercisable on or before September 4, 2001.

 (8) Includes 85,332 shares subject to options exercisable on or before September 4, 2001. Mr. Fuerst ceased to be an executive officer of the Company on October 16, 2000.

 (9) Includes (i) 419 shares owned jointly with Ms. Hill's husband; and (ii) 57,333 shares subject to options exercisable on or before September 4, 2001.

(10) Includes 28,165 shares subject to options exercisable on or before September 4, 2001.

(11) Includes (i) 7,500 shares held in trust with Mr. Tate's wife for the benefit of their children; and (ii) 10,000 shares subject to options exercisable on or before September 4, 2001.

(12) Includes 29,166 shares subject to options exercisable on or before September 4, 2001.

(13) Includes 8,000 shares subject to options exercisable on or before September 4, 2001.

(14) Includes (i) 3,138 shares held in the Earle C. Williams Revocable Trust; and (ii) 8,500 shares subject to options exercisable on or before September 4, 2001.

(15) Includes 10,000 shares subject to options exercisable on or before September 4, 2001.

(16) Includes 9,000 shares subject to options exercisable on or before September 4, 2001.

(17) Mr. Jackson ceased to be an executive officer of the Company on February 28, 2001.

(18) Includes 390,030 shares subject to options exercisable on or before September 4, 2001.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning compensation paid to the Named Executive Officers:

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                          ------------
                                     FOR THE       ANNUAL COMPENSATION     SECURITIES
                                   FISCAL YEAR     --------------------    UNDERLYING       ALL OTHER
  NAME AND PRINCIPAL POSITION    ENDED MARCH 31    SALARY($)   BONUS($)    OPTIONS(#)    COMPENSATION(1)
  ---------------------------    ---------------   ---------   --------   ------------   ---------------
Edward H. Bersoff..............       2001         $450,000    $      0      50,000          $41,600
  Chairman of the Board,              2000          428,125     175,000      20,000           18,099
  President, and Chief                1999          413,542           0     135,000           19,293
  Executive Officer
Randall C. Fuerst (2)..........       2001          273,500           0           0           20,420
  Senior Vice President               2000          240,000      70,000      37,000           12,047
                                      1999          238,958           0      75,000            9,962
Alan W. Jackson (3)............       2001          256,271           0           0           17,512
  Senior Vice President
Leslie A. Rose.................       2001          206,234           0      25,000           15,336
  Senior Vice President
John Littley, III..............       2001          195,000           0      10,000           18,336
  Senior Vice President, Chief
  Information Officer
Linda E. Hill..................       2001          190,400           0      20,000           13,611
  Senior Vice President, Chief        2000          181,125      90,000      47,000           14,435
  Human Development Officer           1999          190,748(4)        0      45,000           18,692
Robert J. Osterloh.............       2001          184,947           0      25,000           16,894
  Senior Vice President

---------------
 (1) The figures in this column may include contributions by BTG under its 401(k) profit sharing plan, Company-paid life insurance premiums, medical and educational benefits, reimbursement of a maximum of $10,000 per year for the cost of uninsured medical expenses, tax preparation, financial planning, and certain legal expenses, and certain enhanced travel benefits.

 (2) Mr. Fuerst ceased to be an executive officer of the Company on October 16, 2000.

 (3) Mr. Jackson ceased to be an executive officer of the Company on February 28, 2001.

 (4) Of this amount, $11,997.53 was paid in Company stock.

STOCK OPTIONS

     Option Grants: The following table contains information with respect to stock option grants to each of the Named Executive Officers during the fiscal year. All option grants were made under the Employee Option Plan. BTG does not have any stock appreciation rights. In accordance with the rules of the SEC, the table shows the hypothetical "gains" or "option spreads" that would exist for the respective options based on assumed rates of annual stock price appreciation of 5% and 10%, from the date the options were granted, over the full option term.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL REALIZED
                                                 INDIVIDUAL GRANTS                         VALUE AT ASSUMED
                            -----------------------------------------------------------      ANNUAL RATE
                            NUMBER OF                                                          OF STOCK
                            SECURITIES   % OF TOTAL SECURITIES                            PRICE APPRECIATION
                            UNDERLYING    UNDERLYING OPTIONS     EXERCISE                  FOR OPTION TERM
                             OPTIONS     GRANTED TO EMPLOYEES      PRICE     EXPIRATION   ------------------
           NAME             GRANTED(1)      IN FISCAL YEAR       ($/SH)(2)    DATE(3)       5%        10%
           ----             ----------   ---------------------   ---------   ----------   -------   --------
Edward H. Bersoff.........    50,000             16.2%             $6.35       4/2/06     $46,493   $151,758
John Littley..............    10,000              3.2               6.26       4/2/11      31,318     91,632
Linda E. Hill.............    20,000              6.5               6.26       4/2/11      62,636    183,264
Leslie A. Rose............    25,000              8.1               6.26       4/2/11      78,296    229,081
Robert J. Osterloh........    25,000              8.1               6.26       4/2/11      78,296    229,081

---------------
(1) These options vest in equal installments over a three-year period beginning April 2, 2002, one year after the grant date.

(2) The option exercise prices on all options granted under the Employee Option Plan may not be less than 100% of the fair market value of the stock on the grant date, as defined in the Plan. For options granted to senior executive officers, the exercise prices range over the three-year vesting period from 105% to 115% of the fair market value on the grant date. The table shows the weighted average exercise price of each group of options. The options are not subject to any provision that could cause the exercise price to be lowered (other than for anti-dilution purposes).

(3) Under the Employee Option Plan, options can only be exercised so long as the optionee is employed by BTG or a subsidiary of BTG, and for three months after termination of employment, but not later than ten years after the grant (five years for those persons, or their family members, owning over 10% of the outstanding shares of the Company).

     Option Exercises and Year-End Values. The following table provides information regarding the exercise of options during the fiscal year, as well as the fiscal year-end value of all unexercised options held by the Named Executive Officers. Value realized upon exercise is the difference between the market price of the underlying shares on the exercise date and the option exercise price paid for such shares, multiplied by the number of shares to which the exercise relates. The value of unexercised "in the money" options is the difference between the market price of $5.69 per share (which was the closing selling price per share of common stock on the NASDAQ National Market on the last trading day of the fiscal year) and the option exercise price, multiplied by the number of shares underlying the options.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                          NUMBER OF
                                                                    SECURITIES UNDERLYING           VALUE OF UNEXERCISED
                                        SHARES                     UNEXERCISED OPTIONS AT          IN-THE-MONEY OPTIONS AT
                                       ACQUIRED                        MARCH 31, 2001                  MARCH 31, 2001
                                          ON          VALUE     -----------------------------   -----------------------------
                NAME                   EXERCISE     REALIZED    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE    EXERCISABLE
------------------------------------  -----------   ---------   --------------   ------------   --------------   ------------
Edward H. Bersoff...................       0           $0           73,335         100,665            $0              $0
Randall C. Fuerst...................       0            0           60,334          70,666             0               0
Alan W. Jackson.....................       0            0           19,334          18,666             0               0
John H. Littley.....................       0            0           37,466          43,034             0               0
Linda E. Hill.......................       0            0           50,334          47,666             0               0
Leslie A. Rose......................       0            0           20,668          27,832             0               0
Robert J. Osterloh..................       0            0           21,334          29,166             0               0

EMPLOYMENT AGREEMENTS

     Effective April 1, 2000, the Company entered into an employment agreement with Edward H. Bersoff, pursuant to which Dr. Bersoff serves as the President and Chief Executive Officer of BTG, and is employed for a term ending on March 31, 2004. The Company also has entered into employment agreements with the other Named Executive Officers, effective for the same term. Under the agreements, the following minimum annual base salaries are to be paid to each current Named Executive Officer: Dr. Bersoff, $450,000; Dr. Littley, $195,000; Ms. Hill, $190,000; Mr. Rose, $180,000; and Mr. Osterloh, $175,000. Each of these officers is also eligible to receive annual incentive compensation based on target percentages of base salary. Pursuant to each agreement, the Board of Directors may terminate the executive's employment for willful and gross misconduct, or in the case of death, or due to illness or disability which prevents the executive from substantially fulfilling his or her duties for a period in excess of six consecutive months. Either the Company or the executive may terminate an agreement at any time, without cause, upon not less than thirty days notice. In the event that the employment of Dr. Bersoff or Ms. Hill is terminated by the Company, other than for cause, during the terms of their respective agreements, they shall be entitled to receive lump sum payments (less applicable taxes) of 450% and 142% of base salary, respectively.

     If, within two years of a change in control of BTG, either (i) the Company terminates the employment of any of these executive officers without cause (as that term is defined in the agreements); or (ii) any such officer terminates his or her employment for good reason (as that term is defined in the agreements), each such officer shall be entitled to the following lump sum payment (less applicable taxes) as a percentage of base salary: Dr. Bersoff, 450%; Dr. Littley, Ms. Hill, Mr. Rose, and Mr. Osterloh, 284%. The agreements include confidentiality provisions, as well as covenants regarding non-competition and non-solicitation.
                            ------------------------

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee is comprised of three members of the Board of Directors, none of whom is an employee of the Company. (Mr. Tate is President of BTG Technology Resources, Inc., a wholly-owned subsidiary of the Company, but he receives no compensation for this position.) The Committee has been authorized to oversee BTG's executive compensation program as well as the Employee Option Plan. The Committee establishes the salary and option levels for the executive officers and approves the recommendation of the Chief Executive Officer with respect to other key executive employees. All decisions by the Committee relating to compensation of executive officers and other key employees, including the awarding of stock options, are reviewed by the full Board of Directors.

     BTG's executive compensation program has been designed to attract and retain highly qualified executive personnel in order to enhance the Company's financial strength and profitability. BTG supports a pay-for-performance policy that rewards individuals for achieving goals that further the Company's long-term plans. The Compensation Committee is mindful of the need to maintain competitive compensation opportunities while encouraging superlative performance. The program is designed to recruit and retain talented executives who are critical to BTG's long-term success. In addition, effective beginning in fiscal year 2001, the Compensation Committee and the Board have approved employment agreements with certain key members of management. The purpose of these agreements is to encourage the retention of important personnel in an industry environment characterized by consolidation.

     Executive compensation consists of three components: base salary, incentive bonuses, and stock options.

  Base Salary

     The Compensation Committee reviews base salaries for executive officers annually, prior to the start of each fiscal year. Although base salaries are generally competitive with those of comparable companies, the Compensation Committee's philosophy is to use bonuses and stock options to provide a substantial portion of the incentive for performance.

  Incentive Bonuses

     Incentive bonuses are paid only to the extent that predetermined corporate, operating unit, and individual goals are achieved, or when other factors warrant such compensation. In order to qualify for an incentive bonus, each key employee must negotiate the terms of a BTG Performance Agreement ("BPA") with his or her supervisor. The BPA of the Chief Executive Officer is a reflection of the steps required to be satisfied in implementing BTG's then current five-year strategic plan. Each executive officer's BPA is geared toward the satisfaction of the portion of the Chief Executive's BPA corresponding to that executive's area of responsibility, thereby linking incentive bonuses to the short and long-term goals of the Company. Although the satisfaction of performance objectives serves as the basis for granting key employee bonuses, the most significant prerequisite to the payment of incentive compensation to executive officers is the satisfaction of overall Company financial performance objectives. For fiscal year 2001, the Compensation Committee, in consultation with the entire Board of Directors, determined that no incentive bonuses would be paid to the Company's senior executive officers.

  Stock Options

     To encourage growth and shareholder value, stock options are granted pursuant to the Employee Option Plan to key management personnel who are in a position to make substantial contributions to the long-term success of the Company. The Compensation Committee believes that this focuses attention on managing the Company from the perspective of an owner with an equity interest in the business. The exercise price for stock options granted to senior management is a sliding scale. It ranges from 105% to 115% of the fair market value on the grant date, and does so over the three-year period following the grant. This is intended to assure that option grants compensate officers for optimizing the future performance of the Company's stock.

  Other Compensation

     Like all BTG employees, senior executive officers are eligible to participate in BTG's 401(k) Profit Sharing Plan. In addition, the Compensation Committee has authorized the Company to reimburse senior executive officers up to $10,000 for the cost of health care not covered by insurance, and for tax preparation, financial planning, legal expenses related to estate planning, adoptions, and divorce, and certain travel benefits.

  Chief Executive Officer Compensation

     The Compensation Committee's general approach in setting the Chief Executive Officer's compensation is to seek to be competitive with other companies of similar size in BTG's industry with respect to salary, and to tie a significant portion of compensation, represented by bonuses and stock options, to Company performance.

     Dr. Bersoff has served in his current capacity as Chairman of the Board, President, and Chief Executive Officer since founding BTG in 1982. The Compensation Committee believes that the growth and success of the Company since its founding have been directly related to Dr. Bersoff's local, regional, and national activities as well as his entrepreneurial abilities. Throughout his term, Dr. Bersoff has served as a leader within BTG as well as within the greater metropolitan Washington business community. On this basis, the Compensation Committee believes that Dr. Bersoff's fiscal year 2001 salary of $450,000 is appropriate. This represents a 5.1% increase over his salary for fiscal year 2000.

     The Compensation Committee believes that key elements of the Company's performance in fiscal 2001 reflect Dr. Bersoff's success in refocusing BTG toward its core competencies of systems engineering and systems integration. For example, the Company significantly reduced its product reselling business in favor of core services. Revenue from product sales was reduced by 84% from the amount for fiscal 2000. Contract revenue increased by almost 7% over that for fiscal 2000. In addition, indirect, general, and administrative expenses, as a percentage of services revenue, dropped one full percentage point in fiscal 2001 from their levels in the prior fiscal year, and the Company's debt at the end of the fiscal year had been reduced over 18% from its fiscal 2000 year-end level. No bonus compensation was paid for fiscal year 2001. (Dr. Bersoff received a bonus for fiscal 2000, but none for fiscal 1999 or 1998.)

                                          Respectfully submitted,

                                          Organization and Compensation
                                          Committee

                                          Donald M. Wallach, Chair
                                          Raymond T. Tate
                                          Dr. Alan G. Merten
                                          Neal B. Freeman
                            ------------------------

                             AUDIT COMMITTEE REPORT

     In accordance with a written charter adopted by the Company's Board of Directors (attached as Appendix C), the Finance and Audit Committee of the Board (the "Committee") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting processes. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting standards and for issuing a report thereon.

     In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors, including the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended.

     In addition, the Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including matters in written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and also considered whether the provision of any non-audit related services that may be included below under "Fees of Accountants" is compatible with maintaining their independence.

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's accounting principles.

     The aggregate fees billed to the Company by its independent auditors, Deloitte & Touche LLP, for the fiscal year are set forth below. All such work was performed by partners, or full-time, permanent employees, of Deloitte & Touche LLP.

     Fees of Accountants:

     Audit Fees:............................................  $155,385
     Financial Information Systems Design And Implementation
      Fees:.................................................         0
     All Other Fees: (1)....................................   129,446
                                                              --------
Total Fees:.................................................  $284,831

---------------
     (1) Consists principally of fees related to tax compliance and planning, and review of the Company's 401(k) Plan.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements of the Company, for the year ended March 31, 2001, be included in the Company's Annual Report on Form 10-K for the fiscal year, for filing with the Securities and Exchange Commission. The Committee has also recommended to the Board, subject to shareholder ratification, the selection of Deloitte & Touche LLP as the Company's independent auditors for fiscal year 2002, and the Board concurred in this recommendation.

                                          Respectfully submitted,

                                          Members of the Finance and Audit
                                          Committee

                                          Ruth M. Davis, Chair
                                          Earle C. Williams
                                          Ronald L. Turner
                            ------------------------

                         CHARTER OF THE AUDIT COMMITTEE

     The Finance and Audit Committee has adopted a Charter, which is set forth as Appendix C to this proxy statement
                            ------------------------

                            STOCK PERFORMANCE CHART

     The following chart compares the percentage change in the cumulative total shareholder return on the Company's common stock for the last five fiscal years, with the cumulative total return on both the NASDAQ Composite Index and a peer group of companies. The NASDAQ Composite Index is a broad-based, capitalization-weighted index of all NASDAQ stocks. The peer group consists of six companies, each of whose business focus is similar to that of BTG. While none of the selected peers offers a range of products and services precisely comparable to that of BTG, each is recognized as a provider of information technology products and services, primarily to the Government and other Government resellers. The return of each peer group company has been weighted according to its respective stock market capitalization for the purpose of arriving at a peer group average. Dividends paid by those companies that pay dividends are assumed to be reinvested at the end of the ex-dividend month without any transaction cost. The members of the peer group are as follows:
American Management Systems, Incorporated; CACI International, Inc.; Affiliated Computer Services, Inc.; Computer Sciences Corporation; Dynamics Research Corp.; and Titan Corp.

     The comparison assumes $100 was invested on March 31, 1995 in BTG's common stock, in the peer group composites, and in the NASDAQ Composite Index, and assumes the reinvestment of dividends, as previously described.

                                    [GRAPH]

                                                                               NASDAQ STOCK MARKET
                                                        BTG, INC.                    (U.S.)                    PEER GROUP
                                                        ---------              -------------------             ----------
3/31/96                                                 $100.00                     $100.00                     $100.00
3/31/97                                                  177.22                      111.15                       90.17
3/31/98                                                   93.04                      168.47                      149.58
3/31/99                                                   56.96                      227.62                      159.03
3/31/00                                                   96.20                      423.37                      228.20
3/31/01                                                   57.60                      169.46                      120.60

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's flexible benefits plans for employees are administered by Ceridian Corporation. Ronald Turner, a director of BTG, is also Chairman, President, and Chief Executive Officer of Ceridian Corporation. In fiscal 2001, the Company paid Ceridian Corporation $10,257.75. In fiscal 2001, the Company paid Wallach Associates, Inc. $17,500 for professional recruiting services. The common stock of Wallach Associates, Inc. is wholly owned by Donald M. Wallach, a director of BTG. In fiscal 2001, the Company and its subsidiaries paid Del South Holding a total of $184,252.54 in rent, on certain properties leased in Niceville, Florida. Leslie A. Rose, a Senior Vice President of the Company, wholly owns Del South Holding. With the exception of the foregoing, neither the Company nor any of its subsidiaries has, since the beginning of the last fiscal year, been a party to any transactions or relationships described in Item 404 of SEC Regulation S-K.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers, and certain beneficial holders of common stock to file reports with the SEC on Forms 3, 4, and 5 disclosing their ownership of and transactions in the Company's stock. To the Company's knowledge, all such filing requirements have been timely met for the fiscal year, except that information as to shares granted under the Director Stock Purchase Plan to Messrs. Wallach, Williams, and Tate, and Drs. Davis and Merten, which should have been reported on Form 4, was reported on Form 5.

                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

     Any proposal submitted under SEC Rule 14a-8 for inclusion in next year's annual meeting proxy statement must be received by BTG by March 25, 2002, pursuant to the proxy solicitation rules of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement relating to next year's annual meeting any shareholder proposal that may be omitted from the proxy materials pursuant to the applicable regulations of the SEC in effect at the time such proposal is received. Any other proposal for consideration by shareholders at next year's annual meeting must be received by BTG by June 1, 2002. If the shareholder fails to comply with the advance notice provisions of the Company's bylaws, the proposal may not be brought before the meeting.

                        OTHER BUSINESS TO BE TRANSACTED

     As of the date of this proxy statement, the Board of Directors of BTG knows of no other business which may come before the annual meeting. If any other business is properly brought before the annual meeting, it is the intention of the proxy holders to vote or act in accordance with their best judgment with respect to such matters.

                                          By order of the Board of Directors of
                                          BTG, Inc.

                                          /s/ EDWARD H. BERSOFF
                                          Edward H. Bersoff
                                          Chairman of the Board, President, and
                                          Chief Executive Officer

Fairfax, Virginia
July 23, 2001

     COPIES OF THE ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED MARCH 31, 2001, ACCOMPANY THIS PROXY STATEMENT. SHAREHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K BY WRITING TO BTG, INC., ATTENTION: INVESTOR RELATIONS, 3877 FAIRFAX RIDGE ROAD, FAIRFAX, VIRGINIA 22030, BY E-MAIL AT INVESTOR@BTG.COM, OR VIA THE INTERNET AT WWW.BTG.COM.

                                   APPENDIX A

                              AMENDED AND RESTATED

                          EMPLOYEE STOCK PURCHASE PLAN
                                       OF
                                   BTG, INC.

     WHEREAS, the BTG, Inc. Employee Stock Purchase Plan (the "Plan") has been duly adopted by the Board of Directors of BTG, Inc. (the "Company") on May 26, 1995 and by the shareholders of the Company on August 30, 1995 to enable eligible employees of the Company and its participating affiliates (as defined below), through Payroll deductions, to purchase shares of the Company's common stock (the "Common Stock") and thus to benefit the Company by increasing the employees' interest in the Company's growth and success and encouraging eligible employees to remain in the employ of the Company or its participating affiliates; and

     WHEREAS, the Board of Directors has approved certain amendments to the Plan subject to shareholder approval, to be effective as of the commencement of the first Payroll Deduction Period (as defined below) following such shareholder approval, and has authorized restatement of the Plan to reflect such amendments, as set forth below;

     NOW, THEREFORE, the provisions of the Plan, as amended and restated, are set forth below:

     1. SHARES SUBJECT TO THE PLAN.  Subject to adjustment as provided in
Section 21 below, the aggregate number of shares of Common Stock that will be made available for purchase by participants under the Plan is 400,000. The shares issuable under the Plan may, in the discretion of the Board of Directors of the Company (the "Board"), be either authorized but unissued shares or treasury shares. To the extent there shall be any adjustment pursuant to the provisions of Section 21 hereof, the aforesaid number of shares shall be appropriately adjusted.

     2. ADMINISTRATION. The Plan shall be administered under the direction of the Employee Stock Purchase Plan Committee (the "Committee"), consisting of at least two members of the Board, none of whom shall be an employee of the Company or its affiliates or otherwise eligible to participate in the Plan. Members of the Committee shall be appointed, and may be removed, by the affirmative vote of the majority of the entire Board. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

     3. INTERPRETATION. It is intended that the Plan meet the requirements for an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code") and is to be so applied and interpreted. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations will be final and binding upon all persons.

     4. ELIGIBLE EMPLOYEES. Any employee of the Company or any of its participating affiliates may participate in the Plan, except the following, who are ineligible to participate: (a) an employee whose customary employment is for less than five months in any calendar year; (b) an employee whose customary employment is 20 hours or less per week; and (c) an employee who, after exercising his or her rights to purchase shares under the Plan, would own shares of Common Stock (including shares that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company. The term "participating affiliate" means any direct or indirect affiliate of the Company that is designated as such by a resolution of the Board. The Board may at any time in its sole discretion, if it deems it advisable to do so, terminate the participation of the employees of a particular affiliate or affiliates.

     5. PARTICIPATION IN THE PLAN. An eligible employee may become a participant in the Plan by completing an election to participate in the Plan on a form provided by the Company and submitting that form to the Human Resources Department of the Company. The form will (a) authorize payroll deductions and state the amount of eligible compensation (as defined in Section 6 below) to be deducted from the employee's pay,

(b) indicate any additional amount to be contributed as provided in Section 8 below, and (c) authorize the purchase of shares of Common Stock for the employee's account in accordance with the terms of the Plan. Enrollment will become effective upon the first day of the first Payroll Deduction Period (as defined in Section 7 below) that commences after the Company's receipt of the form, but not before July 1, 1995.

     6. PAYROLL DEDUCTIONS. At the time an eligible employee submits his or her election to participate in the Plan (as provided in Section 5 above), the employee shall elect to have deductions made from his or her pay, on each pay day following his or her enrollment in the Plan, and for as long as he or she shall participate in the Plan, of a whole dollar amount of eligible compensation which the employee is entitled to receive on such pay day. For purposes of this Plan, "eligible compensation" includes salary and overtime pay. Deductions made in accordance herewith will be credited to the employee's account under the Plan. A participating employee may at any time increase or decrease his or her payroll deduction amount by completing and submitting to the Human Resources Department of the Company a new payroll deduction authorization form to take effect at the beginning of the next Payroll Deduction Period (as defined in Section 7 below). An employee may not during any Payroll Deduction Period change his or her payroll deduction for that Payroll Deduction Period, nor may an employee withdraw any contributed funds other than by terminating participation in accordance with Section 15 below.

     7. PAYROLL DEDUCTION PERIODS. The first Payroll Deduction Period under the Plan shall commence on October 1, 1995 and shall end on December 31, 1995 (the "Initial Payroll Deduction Period"). Subsequent Payroll Deduction Periods will be three-month periods beginning on January 1, April 1, July 1 and October 1 of each year.

     8. LUMP SUM CONTRIBUTIONS. For the Payroll Deduction Period commencing on July 1 of each year, an eligible employee may contribute a lump sum amount for purchase of Common Stock under the Plan in addition to payroll deductions provided for in Section 6 above.

     9. RIGHTS TO PURCHASE COMMON STOCK; PURCHASE PRICE. Rights to purchase shares of Common Stock will be deemed granted to participating employees as of the first trading day of each Payroll Deduction Period. The purchase price of each share of Common Stock (the "Purchase Price") will be the lesser of 85 percent of the fair market value of the Common Stock (i) on the first trading day of the Payroll Deduction Period or (ii) on the last trading day of such Payroll Deduction Period. For purposes of the Plan, "fair market value" means, if the Common Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market, the closing price of the Common Stock on such exchange or system or in such market (the highest such closing price if there is more than one such exchange or market) on such date (or, if there is no such closing price, the mean between the highest bid and lowest asked prices or between the high and low prices on such date), or, if no sale of the Common Stock has been made on such day, or the next preceding day on which any such sale shall have been made.

     10. TIMING OF PURCHASE; PURCHASE LIMITATION. Unless a participating employee has given prior written notice terminating such employee's participation in the Plan, or his or her participation in the Plan has otherwise been terminated as provided in Section 15 below, such employee will be deemed to have exercised automatically his or her right to purchase Common Stock on the last trading day of the Payroll Deduction Period (except as provided in Section 15 below) for the number of whole shares of Common Stock which the accumulated funds in the employee's account at that time will purchase at the Purchase Price, subject to the purchase limitation set forth below in this Section 10 and subject to adjustment under Section 21 below. Shares may not be purchased at any other time under the Plan. Fractional shares will not be issued under the Plan. Notwithstanding any other provision of the Plan, no employee may purchase in any one calendar year under the Plan and all other "employee stock purchase plans" of the Company and its subsidiaries (as such term is defined in Section 423 of the Code) shares of Common Stock having an aggregate fair market value in excess of $25,000, determined, as to shares purchased during each Payroll Deduction Period during such calendar year, as of the first trading date of such Payroll Deduction Period. Any funds remaining in a participating employee's account after a purchase of shares will be returned to the participating employee, except that any such amount that is attributable to a fractional share shall be retained in the account and will be available for the purchase of additional shares during the next Payroll Deduction Period. Effective upon the last trading day of the Payroll Deduction Period, a participating employee will become a stockholder with respect to the shares purchased during such Period, and will thereupon have all dividend, voting and other ownership rights incident thereto, subject to the transfer restriction provided in Section 11 below.

     11. ISSUANCE OF STOCK CERTIFICATES; TRANSFER RESTRICTIONS. On the last trading day of the Payroll Deduction Period, a participating employee will be credited with the number of whole shares of Common Stock purchased for his or her account under the Plan during such Period. Shares purchased under the Plan will be held in the custody of the Committee, or such other entity as the Committee shall designate, as agent (the "Agent"). The Agent may hold the shares purchased under the Plan in stock certificates in nominee names, and may commingle shares held in its custody in a single account or stock certificate, without identification as to individual employees. An employee may, at any time after the expiration of six months following his or her purchase of shares under the Plan, by written notice instruct the Agent to have all or part of such shares reissued in the employee's own name and have the stock certificate delivered to the employee. During such six months period, the employee will not be entitled to sell or otherwise transfer the shares.

     12. WITHHOLDING OF TAXES. To the extent that a participant realizes ordinary income in connection with a sale or other transfer of any shares of Common Stock purchased under the Plan, the Company, or its affiliate, may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the participant or from shares that would otherwise be issued to the participant hereunder. Any participant who sells or otherwise transfers shares purchased under the Plan within two years after the beginning of the Payroll Deduction Period in which the shares were purchased must within 30 days of such transfer notify the Human Resources Department of the Company in writing of such transfer.

     13. ACCOUNT STATEMENTS. The Company will cause the Agent to deliver to each participating employee a statement for each Payroll Deduction Period during which the employee purchases Common Stock under the Plan, reflecting the amount of Payroll deductions accumulated during the Payroll Deduction Period, the number of shares purchased for the employee's account, the price per share of the shares purchased for the employee's account, the number of shares held for the employee's account at the end of the Payroll Deduction Period, and any amount attributable to a fractional share that is being carried over to the next Payroll Deduction Period.

     14. PARTICIPATION ADJUSTMENT. If in any Payroll Deduction Period the number of unsold shares that may be made available for purchase under the Plan pursuant to Section 1 above is insufficient to permit exercise of all rights deemed exercised by all participating employees pursuant to Section 10 above, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately. Any funds then remaining in a participating employee's account after such exercise will be refunded to the employee.

     15. TERMINATION OF PARTICIPATION. A participating employee will be refunded all monies in his or her account, and his or her participation in the Plan will be terminated, if: (a) the employee elects to terminate participation in a writing delivered to the Payroll Department of the Company provided, that, with respect to a participating employee who is an executive officer of the Company who is subject to Section 16(b) under the Securities Exchange Act of 1934, as amended, such employee's termination of participation in the Plan shall be deemed to be effective as of the first day of the next Payroll Deduction Period following the Payroll Deduction Period during which such employee delivers a writing terminating such employee's participation in the Plan; (b) the employee ceases to be employed by the Company or a participating affiliate;
(c) the Board elects to terminate the Plan as provided in Section 20 below; or
(d) the employee ceases to be eligible to participate in the Plan under Section 4 above. Temporary disability or an approved leave of absence will not result in termination of employment within the meaning of the Plan. As soon as practicable following termination of an employee's participation in the Plan, the Company will deliver to the employee a check representing any uninvested contributions to which the employee is entitled and a stock certificate representing the number of whole shares held in the employee's account; provided, that the employee shall not be entitled to have a stock certificate delivered as to any shares held for less than six months from the date of purchase until such six month holding period has been satisfied. Once terminated, participation may not be reinstated for the then current Payroll Deduction Period, but, if otherwise eligible, the employee may elect to participate in any subsequent Payroll Deduction Period.

     16. ASSIGNMENT. No participating employee may assign his or her rights to purchase shares of Common Stock under the Plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of Common Stock under the Plan may be made only to the participating employee (or, in the event of the employee's death, to the employee's estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

     17. APPLICATION OF FUNDS. All funds received or held by the Company under the Plan may be used for any corporate purpose until applied to the purchase of Common Stock and/or refunded to participating employees. Participating employees' accounts will not be segregated. Interest will not be paid on funds held by the Company pursuant to the Plan.

     18. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor any right to purchase Common Stock under the Plan confers upon any employee any right to continued employment with the Company or any of its affiliates, nor will an employee's participation in the Plan restrict or interfere in any way with the right of the Company or any of its affiliates to terminate the employee's employment at any time.

     19. AMENDMENT OF PLAN. The Board may amend the Plan in any respect; provided, however, that without approval of the stockholders of the Company no amendment shall be made: (a) increasing the number of shares specified in
Section 1 above that may be made available for purchase under the Plan (except as provided in Section 21 below), (b) changing the eligibility requirements for participating in the Plan or (c) which adversely affects any right or obligation with respect to any right to purchase shares of Common Stock pursuant to the Plan then outstanding, except to the extent that any such action shall be required or desirable (in the opinion of the Company or its counsel) in order to comply with the provisions of the Code or any rule or regulation promulgated or proposed thereunder.

     20. EFFECTIVE DATE; TERM AND TERMINATION OF THE PLAN. The Plan was effective on May 26, 1995 and was approved by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Company on August 30, 1995 at which a quorum, representing a majority of all outstanding voting stock, was present. Amendments to the Plan incorporated in this restatement are to be effective as of the commencement of the first Payroll Deduction Period following approval of such amendments by the shareholders of the Company as set forth above. The Board may terminate the Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participants that have vested at the time of termination. In any event, the Plan shall, without further action of the Board, terminate at the earlier of (i) the fifth anniversary of the effective date of the Plan and (ii) such time as all shares of Common Stock that may be made available for purchase under the Plan pursuant to Section 1 above have been issued; provided, that
Section 11 above shall remain in full force and effect for a period of at least six months following the date of termination of the Plan, after which all shares of Common Stock held by the Agent pursuant to the terms of Section 11 above shall be reissued in the names of the employees entitled to such shares, and stock certificates evidencing such shares shall be delivered to such employees.

     21. EFFECT OF CHANGES IN CAPITALIZATION.

          (a) Changes in Stock.

          If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the effective date of the Plan, the number and kinds of shares of Common Stock that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which rights are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of a participating employee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding rights shall not change the aggregate Purchase Price payable by a participating employee with respect to shares subject to such rights, but shall include a corresponding proportionate adjustment in the Purchase Price per share.

          (b) Reorganization in Which the Company Is the Surviving Corporation.

          Subject to Subsection (c) of this Section 21, if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, all outstanding rights under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such rights would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such rights immediately prior to such reorganization, merger or consolidation.

          (c)Reorganization in Which the Company Is Not the Surviving Corporation or Sale of Assets or Stock.

          Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction that results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning more than 50 percent of the combined voting power of all classes of stock of the Company, the Plan and all rights outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of the rights theretofore granted, or for the substitution for such rights of new rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Payroll Deduction Period shall be deemed to have ended on the last trading day prior to such termination, and in accordance with Section 10 above the rights of each participating employee then outstanding shall be deemed to be automatically exercised on such last trading day; provided, that in the event of such termination of the Plan, the Company or such successor corporation shall take such action as may be necessary to ensure that the Agent appointed pursuant to the terms of Section 11 above shall continue to hold shares of Common Stock in custody as required by Section 11 above for a period of at least six months following the date of termination of the Plan, after which all shares of Common Stock held by the Agent pursuant to the terms of Section 11 above shall be reissued in the names of the employees entitled to such shares, and stock certificates evidencing such shares shall be delivered to such employees. The Board shall send written notice of an event that will result in such a termination to all participating employees not later than the time at which the Company gives notice thereof to its stockholders.

          (d) Adjustments.

          Adjustments under this Section 21 related to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

          (e) No Limitations on Company.

          The grant of a right pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     22. GOVERNMENTAL REGULATION. The Company's obligation to issue, sell and deliver shares of Common Stock pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange or other market quotation system as may be required in connection with the authorization, issuance or sale of such shares.

     23. STOCKHOLDER RIGHTS. Any dividends paid on shares held by the Company for a participating employee's account will be transmitted to the employee. The Company will deliver to each participant who purchases shares of Common Stock under the Plan, as promptly as practicable by mail or otherwise, all notices of meetings, proxy statements, proxies and other materials distributed by the Company to its stockholders. Any shares of Common Stock held by the Agent for an employee's account will be voted in accordance with the employee's duly delivered and signed proxy instructions. There will be no charge to participating employees in connection with such notices, proxies and other materials.

     24. PAYMENT OF PLAN EXPENSES. The Company will bear all costs of administering and carrying out the Plan; provided, that, except as otherwise specifically provided in the Plan, the Company shall not be obligated to pay any costs or expenses (including legal fees) incurred by any participant in the Plan in connection with any right to purchase shares of Common Stock hereunder or the purchase of such shares of Common Stock.

                                 *     *     *

     The Amended and Restated Employee Stock Purchase Plan of BTG, Inc. was duly adopted and approved by the Board of Directors of BTG, Inc. on the 26th of June, 1996.

                                          /s/ MARILYNN D. BERSOFF
                                          --------------------------------------
                                          Marilynn D. Bersoff
                                          Secretary of BTG, Inc.

     The Amended and Restated Employee Stock Purchase Plan of BTG, Inc. was duly approved by the shareholders of BTG, Inc. on the 14th of August, 1996.

                                          /s/ MARILYNN D. BERSOFF
                                          --------------------------------------
                                          Marilynn D. Bersoff
                                          Secretary of BTG, Inc.

                                   APPENDIX B

                                   BTG, INC.

                          SECOND AMENDED AND RESTATED
                          DIRECTORS STOCK OPTION PLAN

                    AMENDED AND RESTATED AS OF MAY 17, 2001

     BTG, INC., a Virginia corporation (the "Corporation"), sets forth herein the terms of the Directors Stock Option Plan (the "Plan") as follows:

1.  PURPOSE

     1.1. The Plan is intended to attract and retain the best possible members of the Board and to provide additional incentives to those directors to promote the success of the Corporation. The Plan provides Eligible Directors an opportunity to purchase shares of the Stock pursuant to Options. Options granted under the Plan shall not constitute "incentive stock options" within the meaning of Section 422 of the Code.

     1.2. The Plan is intended to constitute a "formula plan" and Eligible Directors are intended to be "disinterested administrators" of other plans maintained by the Corporation for purposes of Rule 16b-3 under the Exchange Act.

2.  DEFINITIONS

     For purposes of interpreting the Plan and related documents (including Stock Option Agreements), the following definitions shall apply:

     2.1. "Additional Option" means any Option other than an Initial Option.

     2.2. "Administrator" means the Chief Financial Officer of the Corporation or such other person as is appointed by the Board to serve as Administrator.

     2.3. "Board" means the board of directors of the Corporation.

     2.4. "Code" means the Internal Revenue Code of 1986, as amended.

     2.5. "Commencement of Service" means the date of election of the Eligible Director to his or her first term as a Director.

     2.6. "Corporation" means BTG, Inc., a Virginia corporation.

     2.7. "Effective Date" means the date of adoption of the Plan by the Board.

     2.8. "Eligible Director" means a member of the Board who is not an officer or employee of the Corporation.

     2.9. "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or hereafter amended.

     2.10. "Exercise Price" means the Option Price multiplied by the number of shares of Stock purchased pursuant to exercise of an Option.

     2.11. "Expiration Date" means the tenth anniversary of the Grant Date or, if earlier, the termination of the Option pursuant to Section 4.2(c) hereof.

     2.12. "Fair Market Value" means the value of each share of Stock subject to the Plan determined as follows: If on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded on an established securities market, the Fair Market Value of the Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the Grant Date or other determination date (or, if there is no such reported closing price, the Fair

Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day), or, if no sale of the Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be determined by the Administrator in good faith.

     2.13. "Grant Date" means the date on which an Option grant takes effect pursuant to Section 7 hereof.

     2.14. "Initial Option" means an Option received by each Eligible Director as of the Effective Date or thereafter as of an Eligible Director's Commencement of Service.

     2.15. "Option" means any option to purchase one or more shares of Stock pursuant to the Plan, including both Initial Options and Additional Options.

     2.16. "Optionee" means an Eligible Director who holds an Option.

     2.17. "Option Period" means the period during which Options may be exercised as defined in Section 9 hereof.

     2.18. "Option Price" means the purchase price for each share of Stock subject to an Option.

     2.19. "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

     2.20. "Stock" means the Common Stock of the Corporation.

     2.21. "Stock Option Agreement" means the written agreement evidencing grant of an Option hereunder.

3.  ADMINISTRATION

     The Plan shall be administered by the Administrator. The Administrator's responsibilities under the Plan shall be limited to taking all legal actions necessary to document the Options provided herein, to maintain appropriate records and reports regarding those Options, and to take all acts authorized or required by the Plan.

4.  STOCK SUBJECT TO THE PLAN

     4.1. Options to purchase not more than 100,000 shares of the Stock may be granted under the Plan. If any Option expires, terminates or is terminated or cancelled for any reason before it is exercised in full, the shares of Stock that were subject to the unexercised portion of the Option shall be available for future Options granted under the Plan.

     4.2(a). If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable on capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the Effective Date, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Corporation. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

     4.2(b). Subject to Section 4.2(c) hereof, if the Corporation shall be the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

     4.2(c). Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or upon a sale of substantially all of the assets of the Corporation to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving corporation) approved by the Board which results in any person or entity owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan, the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan (if applicable) and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan and Options, each individual holding an Option shall have the right (subject to the limitations on exercise set forth in Section 9 below) immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, to exercise such Option to the extent that such Option was otherwise exercisable at the time such termination occurs. The Administrator shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Corporation gives notice thereof to its stockholders.

     4.2(d). Adjustments under this Section 4.2 related to stock or securities of the Corporation shall be made by the Administrator, whose determination in that respect shall be final and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     4.2(e). The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

5.  ELIGIBILITY

     Eligibility under the Plan is limited to Eligible Directors.

6.  OPTION PRICE

     The Option Price of the Stock covered by each Option granted under the Plan prior to December 17, 1998 shall be the Fair Market Value of such Stock. The Option Price of the Stock covered by each Option granted under the Plan, on or after December 17, 1998, shall be 110% of the Fair Market Value of such Stock. The Option Price shall be subject to adjustment as provided in Section 4.2 hereof.

7.  NUMBER OF SHARES AND GRANT DATES

     On the Effective Date, each Eligible Director then serving on the Board shall be granted an Initial Option to purchase shares of Stock, the number of shares of which will vary depending upon each Eligible Director's years of service as a director of the Corporation as of the time of the Effective Date, as follows: (1) more than seven years of service -- 2,500 shares; (2) between three and seven years of service -- 2,000 shares; (3) between zero and three years of service -- 1,500 shares; and (4) no service -- 1,000 shares. Prior to December 17, 1998, each Eligible Director whose Commencement of Service is after the Effective Date shall be granted an Initial Option to purchase 1,000 shares of Stock as of the date of the Eligible Director's Commencement of Service. An Eligible Director also shall be granted an Additional Option to purchase 1,000 shares of Stock on each anniversary of the Grant Date of the Initial Option if the Eligible Director continues to be an Eligible Director on each of those anniversary dates. On or after December 17, 1998, the amount subject to grant shall be as follows: each Eligible Director whose Commencement of Service is on or after December 17, 1998 shall be granted an Initial Option to purchase 2,500 shares of Stock as of the date of the Eligible Director's Commencement of Service. Each Eligible Director also shall be granted an Additional Option to purchase 2,500 shares of Stock on each anniversary of the Grant Date of the Initial Option if the Eligible Director continues to be an Eligible Director on each of those anniversary dates. On or after May 17, 2001, the amount subject to grant shall be amended as follows: each Eligible Director whose Commencement of Service is on or after May 17, 2001 shall be granted an Initial Option to purchase 2,500 shares of Stock as of the date of the Eligible Director's Commencement of Service. Each Eligible Director also shall be granted an Additional Option to purchase 5,000 shares of Stock on May 17, 2001 and on each May 17 thereafter, if the Eligible Director continues to be an Eligible Director on any such date.

8.  VESTING OF OPTIONS

     Subject to Section 9 hereof, the Options granted to each Eligible Director shall be vested upon the Grant Date.

9.  OPTION PERIOD

     An Option shall be exercisable only during the Option Period. The Option Period shall commence six months after the Grant Date and shall end at the close of business on the Expiration Date; provided, however, that in no event shall any Option Period commence prior to approval of the Plan by the Corporation's stockholders. The Option granted to an Eligible Director will terminate on the Expiration Date.

10.  TIMING AND METHOD OF EXERCISE

     Subject to Sections 8 and 9 hereof, an Optionee may, at any time, exercise an Option with respect to all or any part of the shares of Stock then subject to such Option by giving the Corporation written notice of exercise, specifying the number of shares as to which the Option is being exercised. Such notice shall be addressed to the Administrator at the Corporation's principal office, and shall be effective when actually received (by personal delivery, fax or other delivery) by the Administrator. Such notice shall be accompanied by an amount equal to the Exercise Price of such shares, in the form of any one or combination of the following: (a) cash or cash equivalents, or (b) shares of Stock valued at Fair Market Value in accordance with the Plan; provided, however, that the Board may in its discretion impose and set forth in the Option Agreement pertaining to an Option such limitations or prohibitions on the use of shares of Stock to exercise Options as it deems appropriate. Shares of Stock acquired by the Optionee through exercise of an Option may be surrendered in payment of the Exercise Price of Options; provided, however, that any Stock surrendered in payment must have been (a) held by the Optionee for more than six months at the time of surrender, or (b) acquired under an Option granted not less than six months prior to the time of surrender. Payment in full of the Exercise Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Exercise Price.

11.  NO STOCKHOLDER RIGHTS UNDER OPTION

     Neither an Optionee nor any person entitled to exercise an Optionee's rights in the event of an Optionee's death shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares shall have been issued upon the exercise of the Option.

12.  CONTINUATION OF SERVICE

     Nothing in the Plan shall confer upon any person any right to continue as a member of the Board or interfere in any way with the right of the Corporation to terminate such relationship.

13.  STOCK OPTION AGREEMENT

     Each Option granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement notifying the Optionee of the grant and incorporating the terms of the Plan. The Stock Option Agreement shall be executed by the Corporation and the Optionee.

14.  WITHHOLDING

     The Corporation shall have the right to withhold, or require an Optionee to remit to the Corporation, an amount sufficient to satisfy any applicable federal, state or local withholding tax requirements imposed with respect to exercise of Options. To the extent permissible under applicable tax, securities and other laws, the Optionee may satisfy a tax withholding requirement by directing the Corporation to apply shares of Stock to which the Optionee is entitled as a result of the exercise of an Option to satisfy withholding requirements under this Section 14.

15.  NON-TRANSFERABILITY OF OPTIONS

     Each Option granted pursuant to the Plan shall, during Optionee's lifetime, be exercisable only by Optionee, and neither the Option nor any right thereunder shall be transferable by the Optionee by operation of law or otherwise other than by will or the laws of descent and distribution, and shall not be pledged or hypothecated (by operation of law or otherwise) or subject to execution, attachment or similar processes.

16.  USE OF PROCEEDS

     The proceeds received by the Corporation from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.

17.  ADOPTION, AMENDMENT, SUSPENSION AND TERMINATION

     17.1. The Plan shall be effective as of the date of adoption by the Board, subject to stockholders' approval of the Plan within one year of the Effective Date by a majority of the votes cast at a duly held meeting of the stockholders of the Corporation at which a quorum representing a majority of all outstanding stock is present, either in person or by proxy, and voting on the matter, or by written consent in accordance with applicable state law and the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws of the Corporation and in a manner that satisfies the requirements of Rule 16b-3(b) of the Exchange Act; provided, however, that upon approval of the Plan by the stockholders of the Corporation, all Options granted under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Corporation had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year of the Effective Date, any Options granted hereunder shall be null, void and of no effect.

     17.2. Subject to the limitation of Section 17.4 hereof, the Board may at any time suspend or terminate the Plan, and may amend it from time to time in such respects as the Board may deem advisable; provided, however, the Board shall not amend the Plan in the following respects without the approval of stockholders then sufficient to approve the Plan in the first instance:

          (a) To materially increase the benefits provided under the Plan;

          (b) To increase the maximum number of shares which may be granted;

          (c) To change the designation or class of persons eligible to receive Options under the Plan.

     17.3. No Option may be granted during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the Optionee's consent, alter or impair any rights or obligations under any Stock Option Agreement previously entered into under the Plan. The Plan shall terminate ten years after the Effective Date unless previously terminated pursuant to Section 4.2 hereof or by the Board pursuant to this
Section 17.

     17.4. Notwithstanding the provisions of Section 17.2 hereof, the Plan shall not be amended more than once in any six-month period other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules promulgated thereunder.

18.  SECURITIES LAWS

     18.1. The Corporation shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act, upon exercise of any Option, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Administrator has received evidence satisfactory to the Administrator that the holder of such Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Administrator shall be final and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     18.2. The intent of the Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Administrator may exercise discretion to modify the Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

19.  INDEMNIFICATION

     19.1. To the extent permitted by applicable law, the Administrator shall be indemnified and held harmless by the Corporation against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by the Administrator in connection with or resulting from any claim, action, suit or proceeding to which the Administrator may be a party or in which the Administrator may be involved by reason of any action taken or failure to act under the Plan, and against and from any and all amounts paid by the Administrator (with the Corporation's written approval) in the settlement thereof, or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding except a judgment in favor of the Corporation; subject, however, to the conditions that upon the institution of any claim, action, suit or proceeding against the Administrator, the Administrator shall give the Corporation an opportunity in writing, at its own expense, to handle and defend the same before the Administrator undertakes to handle and defend it on the Administrator's own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power the Corporation may have to indemnify the Administrator or hold the Administrator harmless.

     19.2. The Administrator and each officer and employee of the Corporation shall be fully justified in reasonably relying or acting upon any information furnished in connection with the administration of the Plan by the Corporation or any employee of the Corporation. In no event shall any person who is or shall have been the Administrator, or an officer or employee of the Corporation, be liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including furnishing of information) taken or any failure to act, if in good faith.

20.  GOVERNING LAW

     The validity, interpretation and effect of the Plan, and the rights of all persons hereunder, shall be governed by and determined in accordance with the laws of Virginia, other than the choice of law rules thereof.

     The Plan was duly adopted and approved by the Board on August 30, 1995, and was duly approved by the stockholders of the Corporation on August 14, 1996.

                                                /s/ MARILYNN D. BERSOFF
                                          --------------------------------------
                                          Marilynn D. Bersoff
                                          Secretary

     The amended Plan was duly adopted and approved by the Board on December 17, 1998, and was duly approved by the stockholders of the Corporation on September 9, 1999.

                                                /s/ MARILYNN D. BERSOFF
                                          --------------------------------------
                                          Marilynn D. Bersoff
                                          Secretary

     The amended Plan was duly adopted and approved by the Board on May 17, 2001.

                                                /s/ MARILYNN D. BERSOFF
                                          --------------------------------------
                                          Marilynn D. Bersoff
                                          Secretary

                                   APPENDIX C

                                   BTG, INC.

                   CHARTER OF THE FINANCE AND AUDIT COMMITTEE

                           OF THE BOARD OF DIRECTORS

I.  STRUCTURE OF THE FINANCE AND AUDIT COMMITTEE

     There shall be a committee of the board of directors of BTG, Inc. (the "Company") to be known as the Finance and Audit Committee (the "Committee"). The Committee shall be comprised of at least three directors who are independent of the management of the Company. A member of the Committee shall not be considered to be independent if the member has:

     - been employed by the Company or its affiliates in the current or past three years;

     - accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

     - an immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer;

     - been a partner, controlling shareholder, or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

     - been employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee; or

     - not been free of any relationship that, in the opinion of the Company's board of directors, would interfere with their exercise of independent judgment as a Committee member.

Members of the Committee shall be appointed by majority decision of the board of directors and shall serve for a term of three years and until their successors have been duly elected and qualified. One member of the Committee shall be selected to be the Committee chair and shall have overall responsibility for ensuring that the duties of the Committee are fulfilled on a regular basis. All members of the Committee shall be sufficiently qualified to read and understand fundamental financial statements and at least one member of the Committee shall have (i) past employment experience in finance or accounting, (ii) requisite professional certification in accounting, or (iii) other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

II.  RESPONSIBILITIES OF THE FINANCE AND AUDIT COMMITTEE

     The primary responsibility of the Committee shall be to provide assistance to the board of directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to the significant accounting matters and reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In doing so, it is the responsibility of the Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the Company. The primary duties of the Committee shall include (i) oversight of the Company's internal control structure; (ii) review of the internal audit function; (iii) recommending to the board of directors for their approval the firm of independent auditors; (iv) review of the independent auditors' annual plan; (v) oversight of the Company's financial reporting; and (vi) oversight of the Company's internal compliance reporting.

OVERSIGHT OF THE COMPANY'S INTERNAL CONTROL STRUCTURE

     The Foreign Corrupt Practices Act of 1977 instituted a requirement that all publicly held companies devise and maintain a system of internal accounting control sufficient to achieve certain stated objectives. The Committee's oversight of the internal control structure shall involve reviewing the internal control evaluations performed by management, the internal audit department, and the independent auditors, and the methods followed to make such evaluations. Periodically, the Committee may direct management, the internal audit department, or the independent auditors to perform reviews over the adequacy of the design and operation of internal controls in certain areas selected by the Committee. These areas may include, but shall not be limited to, certain officer activities such as expense accounts, potential conflicts of interest, etc. The Committee's primary concerns relate to those controls designed to assure that assets are safeguarded and transactions are authorized and properly recorded. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures which might be deemed illegal or otherwise improper. Further, the Committee should periodically review policy statements in terms of their adequacy in relation to the code of conduct. On at least a semi-annual basis, the Committee will meet with the General Counsel of the Company to review the nature and status of all significant outstanding legal matters.

REVIEW OF THE INTERNAL AUDIT FUNCTION

     The internal audit department of the Company has dual reporting responsibilities to both the Committee and the Company's Chief Financial Officer and has access at all times to the Chief Executive Officer of the Company. The Committee will meet with the head of the internal audit department on at least a semi-annual basis to review internal audit activities and discuss the focus and scope of future activities. Included in this review will be discussions of internal audits in progress and findings from completed internal audits.

SELECTION OF THE INDEPENDENT AUDITORS

     The Committee shall be responsible for reviewing the services provided to the Company by the independent auditors and recommending to the board of directors the firm of independent auditors that is to audit and report on the financial statements issued by the Company. This responsibility is to be performed on an annual basis. The Committee is also to be responsible for approving the annual audit fee submitted by the independent auditors. Matters to be considered in fulfilling this responsibility may include, but shall not be limited to, a review of the following characteristics of the independent auditing firm:

     - Basic audit approach and techniques;

     - Knowledge and experience in the industries in which the Company operates;

     - Procedures followed to assure the firm's independence;

     - Policies regarding the rotation of personnel assigned to the engagement;

     - The nature and diversity of other services and resources available to the Company;

     - The ability to provide the necessary geographic coverage;

     - The manner of communicating weaknesses noted in the internal control structure;

     - The amount of and basis for determining fees;

     - The quality and value of past services; and

     - Management's attitude toward the firm.

REVIEW OF THE INDEPENDENT AUDITORS' ANNUAL PLAN

     The Committee shall be responsible for reviewing the annual plan of the independent auditors to ensure that both the annual audit and the quarterly reviews of interim period financial information are designed to meet the needs of the Company's board of directors and shareholders. On an annual basis, the Committee shall have a "pre-audit" meeting at which the independent auditors shall present their annual plan to the

Committee. Matters to be discussed during the "pre-audit" meeting may include, but shall not be limited to, the following:

     - The independent auditors' responsibilities under generally accepted auditing standards;

     - The general outline of the extent and timing of the auditors' planned fieldwork;

     - The general nature of the audit procedures to be performed over the significant accounts or information streams of the Company;

     - The extent of any planned reliance on the work of other independent auditors or the Company's internal auditors and the anticipated effect of this reliance on the audit;

     - Any significant accounting, auditing, or reporting matters that the auditors foresee;

     - The scope of any additional work directed to specific areas of concern of the Committee;

     - The impact on the financial statements of any new or proposed changes in accounting principles or regulatory requirements; and

     - Significant reporting deadlines.

OVERSIGHT OF THE COMPANY'S FINANCIAL REPORTING

     The Committee shall be responsible for the oversight of the Company's financial reporting, which shall include a review of the Company's Form 10-K and Form 10-Q filings prior to their issuance. On an annual basis, the Committee shall have a "post-audit" meeting at which the independent auditors shall present the results of their audit and annual report. The "post-audit" meeting shall occur once the preparation of the financial statements and the independent auditors' fieldwork phase are complete but before the issuance of the audited financial statements. Matters to be discussed during the "post-audit" meeting may include, but shall not be limited to, the following:

     - The reasons for major fluctuations in financial statement balances (current versus prior years);

     - The adequacy of financial statement disclosures;

     - The nature of any unusual circumstances or situations reflected in the financial statements;

     - The nature and resolution of any significant or unusual accounting and auditing problems encountered during the audit;

     - The nature of any significant adjustments, reclassifications, or additional disclosures proposed by the auditors that are currently significant or may become significant in the future -- regardless of whether the adjustments were recorded or not;

     - The nature and impact concerning the initial selection of or changes in significant accounting policies used by the Company;

     - The nature of significant accounting estimates made by management and the independent auditors' basis for conclusions regarding the reasonableness of those estimates;

     - The independent auditors' observations on the internal control structure;

     - The independent auditors' views concerning any auditing and accounting matters that were the subject of consultation between management and other accountants;

     - The nature and resolution of any disagreements between the independent auditors and management about matters that could be significant to the financial statements or the auditors' report;

     - The nature of any major issues discussed between the independent auditors and management in connection with the retention of the auditors;

     - The independent auditors' responsibilities for other information in documents containing the audited financial statements, any procedures performed related to this information, and the results of these procedures; and

     - The adequacy of accounting and auditing for corporate acquisitions and divestitures.

OVERSIGHT OF THE COMPANY'S INTERNAL COMPLIANCE REPORTING

     The Committee shall be responsible for the oversight of the Company's internal compliance reporting. In carrying out such responsibility, the Committee shall have the authority to direct either the internal audit department and/or an external advisor in the performance of matters regarding the Company's internal compliance. All reports on internal compliance of a significant nature, whether resulting from activities directed by the Committee or not, shall be reviewed by the Committee prior to finalization.

III.  OTHER FINANCE AND AUDIT COMMITTEE MATTERS

     The Chair of the Committee shall be responsible for ensuring that a report of the Committee is prepared and included in the Company's annual proxy statement to its shareholders. The Committee report, at a minimum, shall state whether or not the Committee has (i) reviewed and discussed the audited financial statements with Company management; (ii) discussed with the independent auditors the matters required to be communicated by Statement on Auditing Standards No. 61, as issued by the American Institute of Certified Public Accountants; and (iii) received from the independent auditors disclosures regarding the auditors' independence as required by Standard No. 1 of the Independence Standards Board. In addition, the Committee report shall state whether or not the Committee recommends to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

     The Committee shall meet at least four times during the Company's fiscal year. At all meetings of the Committee, sufficient opportunity should be made available for the independent auditors to meet with members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation which the independent auditors received during the course of their audit.

     Minutes of all meetings of the Committee shall be submitted to the board of directors of the Company. Certain executive sessions of the Committee's meetings, for which no minutes will be prepared, may from time to time be required. Matters discussed in such executive sessions shall be verbally communicated to the board of directors by the Committee chair in an executive session of the board of directors.

     The Committee should cause to be made an investigation into any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order that it can best react to changing conditions and environment and to assure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

     The Committee shall review its Charter at least once every three years.

APPROVED:

/s/ RUTH M. DAVIS
------------------------------------------
Dr. Ruth M. Davis - Chair
March 30, 2000

                           \/ FOLD AND DETACH HERE \/
--------------------------------------------------------------------------------

REVOCABLE PROXY
                                    BTG, INC.
                3877 FAIRFAX RIDGE ROAD, FAIRFAX, VIRGINIA 22030

     THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE ONLY AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 30, 2001, AND AT ANY ADJOURNMENTS THEREOF.

     The undersigned, being a shareholder of BTG, Inc. (the "Company"), hereby appoints Edward H. Bersoff as proxy and hereby authorizes such proxy to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Company's headquarters, 3877 Fairfax Ridge Road, Fairfax, VA 22030 on August 30, 2001 at 10:00 a.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the following instructions. The undersigned shareholder hereby revokes any proxy or proxies heretofore given.

1. Proposal to elect the following three nominees for Director in Class III, each for a three-year term expiring at the 2004 Annual Meeting:

             Alan G. Merten     Ronald L. Turner     Earle C. Williams

  and the following nominee for Director in Class II, for a one-year term expiring at the 2002 Annual Meeting:

                                Neal B. Freeman

   [ ] FOR all the nominees listed above.
   [ ] WITHHOLD AUTHORITY to vote for the following nominee(s):____________________________________________________________

2. Proposal to approve an amendment to the Company's Amended and Restated Employee Stock Purchase Plan to increase the number of shares authorized to be issued pursuant to the Plan from 400,000 to 600,000.
                [ ] FOR            [ ] AGAINST           [ ] ABSTAIN

3. Proposal to approve an amendment to the Company's Amended and Restated Directors Stock Option Plan to increase the number of shares issuable annually to each Eligible Director, and to set a common grant date for all directors:
                [ ] FOR            [ ] AGAINST           [ ] ABSTAIN

4. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2002:
                [ ] FOR            [ ] AGAINST           [ ] ABSTAIN

5. To vote, in its discretion, upon any other business that may properly come before that Annual Meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the Meeting, management is not aware of any other matters which should come before the Annual Meeting:

             (Continued and to be signed and dated on reverse side)

                           \/ FOLD AND DETACH HERE \/
--------------------------------------------------------------------------------
                         (continued from reverse side)

     The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Shareholders of BTG, Inc. called for August 30, 2001, and a Proxy Statement prior to signing this Proxy.

[ ] I PLAN TO ATTEND THE AUGUST 30, 2001 ANNUAL SHAREHOLDERS MEETING

                                              Dated:__________________ , 2001

                                              _______________________________
                                                        SIGNATURE

                                              Note: Please sign exactly as your
                                              name appears on this proxy. Only
                                              one signature is required where
                                              the stock is held jointly. When
                                              signing in a representative
                                              capacity, please give title.





THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS OTHERWISE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4, AT THE DISCRETION OF THE PROXY. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.